Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash and cash equivalents	$ 143,922	$ 148,928	$ 113,714
Restricted cash – current portion	4,998	6,912	5,600
Restricted cash – non-current portion	42,976	40,031	47,177
Total cash, cash equivalents and restricted cash	$ 191,896	$ 195,871	$ 166,491